UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

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of the Securities Exchange Act of 1934

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Westmoreland Resource Partners, LP

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Westmoreland Resource Partners, LP

Westmoreland Resource Partners, LP
9540 South Maroon Circle, Suite 200
Englewood, CO 80112
NOTICE OF ACTION BY WRITTEN CONSENT
We are Not Asking You for a Proxy and
You are Requested Not to Send Us a Proxy
To the Unitholders of Westmoreland Resource Partners, LP:
The purpose of this notice of action by written consent and information statement is to advise the unitholders of Westmoreland Resource Partners, LP (the “Partnership”) of the approval, by written consent, of the Westmoreland Resource Partners, LP Long-Term Incentive Plan (the “LTIP”). The LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto, to employees, directors or consultants providing services to us, our General Partner or affiliates thereof. The LTIP will initially authorize 500,000 common units of the Partnership for grants and issuances. This notice and information statement is being mailed to unitholders of record of the Partnership as of October 17, 2016.
We are not asking you to approve the LTIP. The LTIP was unanimously approved by the board of directors of Westmoreland Resources GP, LLC, our general partner, on February 2, 2016. Although approval by unitholders of the LTIP is also required by rules of The New York Stock Exchange (the “NYSE”), we are not soliciting your proxy because, on October 17, 2016, Westmoreland Coal Company ("WCC" or the “Consenting Majority Unitholder”), who held a majority of our outstanding total common and Series A convertible units as of that date, approved the LTIP by a written consent in lieu of a special meeting of the unitholders, with the LTIP to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. Such action by written consent is sufficient to adopt the LTIP without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to adopt the LTIP and your approval is neither required nor requested.
Notwithstanding the execution and delivery of the written consent by the Consenting Majority Unitholder as described above, under applicable securities regulations, the LTIP may not become effective until at least 20 calendar days after the date this information statement is sent or given to our unitholders. Therefore, the earliest possible date on which the LTIP can become effective is November 13, 2016. A copy of the LTIP is attached to the accompanying information statement as Annex A. Under the rules of the Securities and Exchange Commission (the “SEC”) and Delaware law, we are required to furnish you with certain information concerning the LTIP and this action by the Consenting Majority Unitholder. This notice and the accompanying information statement shall constitute notice to you as required by the rules of the SEC, our Fourth Amended and Restated Agreement of Limited Partnership, as amended, and Delaware law.
If you have any questions, please contact our Investor Relations Department at (720) 354-4467.

Sincerely,
Jennifer S. Grafton
Chief Legal Officer
This notice and the accompanying information statement are dated and are first being mailed to our unitholders on or about October 24, 2016.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S INFORMATION STATEMENT AND RELATED MATERIALS. The Company’s Information Statement and related materials are available on the Internet at: www.WestmorelandMLP.com/investors/sec-filings

Westmoreland Resource Partners, LP

Westmoreland Resource Partners, LP
9540 South Maroon Circle, Suite 200
Englewood, CO 80112
INFORMATION STATEMENT

We are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy

To the Unitholders of Westmoreland Resource Partners, LP:
This information statement is being furnished to the unitholders of Westmoreland Resource Partners, LP (the “Partnership”) of record as of October 17, 2016 to provide information about the Westmoreland Resource Partners, LP Long-Term Incentive Plan (the “LTIP”). The LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto, to employees, directors or consultants providing services to us, our General Partner or affiliates thereof. The LTIP will authorize an initial 500,000 common units of the Partnership for grants and issuances.
We are not asking you to approve the LTIP. The LTIP was unanimously approved by the board of directors of Westmoreland Resources GP, LLC, our General Partner, on February 2, 2016. Although approval by unitholders of the LTIP is also required by rules of The New York Stock Exchange (the “NYSE”), we are not soliciting your proxy because, on October 17, 2016, Westmoreland Coal Company (the “Consenting Majority Unitholder”), who held a majority of our outstanding total common and Series A convertible units as of that date, approved the LTIP by a written consent in lieu of a special meeting of the unitholders to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. Such action by written consent is sufficient to adopt the LTIP without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to adopt the LTIP and your approval is neither required nor requested.
Notwithstanding the execution and delivery of the written consent by the Consenting Majority Unitholder as described above, under applicable securities regulations, the LTIP may not become effective until at least 20 calendar days after the date this information statement is sent or given to our unitholders. Therefore, the earliest possible date on which the LTIP can become effective is November 13, 2016. A copy of the LTIP is attached to this information statement as Annex A. Please read this information statement carefully and in its entirety as it contains important information.
Neither the SEC nor any state securities commission has approved or disapproved the LTIP, passed upon the merits or fairness of the LTIP or determined if this information statement is accurate or complete. Any representation to the contrary is a criminal offense.

Sincerely,
Jennifer S. Grafton
Chief Legal Officer

This information statement is dated and is first being mailed to our unitholders on or about October 24, 2016.

ACTION BY THE BOARD OF DIRECTORS OF THE GENERAL PARTNER
AND CONSENTING MAJORITY UNITHOLDER

On February 2, 2016, the board of directors of Westmoreland Resources GP, LLC (our “General Partner”), the general partner of Westmoreland Resource Partners, LP (together with its consolidated subsidiaries, the “Partnership,” “we,” “our” or “us”), unanimously approved resolutions adopting the Westmoreland Resource Partners, LP Long-Term Incentive Plan, LTIP, subject to the requisite unitholder approval as required by the rules of the NYSE. The LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto, to employees, directors or consultants providing services to the Partnership, the General Partner or affiliates thereof. The LTIP will authorize an initial 500,000 common units of the Partnership for grants and issuances. Under Delaware law and under our Fourth Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”), any action that may be taken at a meeting of unitholders may be taken without a meeting if approval in writing setting forth the action so taken is signed by the holders of outstanding limited partner interests having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all limited partner interests were present and voted. On October 17, 2016, the action taken by the board of directors of the General Partner (the “Board”) regarding the LTIP was approved by the written consent of WCC, who held a majority of our outstanding total common and Series A convertible units as of that date, to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. Consequently, no meeting of our common unitholders is required to be or will be held to approve the LTIP.

DISSENTER’S RIGHT OF APPRAISAL
Under Delaware law, unitholders are not entitled to any dissenter’s right of appraisal with respect to the above action.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
As of October 17, 2016, there were a total of 21,425,402 common, Series A convertible and general partner units issued and outstanding (the "Outstanding Voting Units"). Each holder of the Outstanding Voting Units is entitled to one vote for each such unit held by such holder. As of October 17, 2016, the Consenting Majority Unitholders were the record owners of 20,204,342 Outstanding Voting Units, representing a majority of the Outstanding Voting Units of Westmoreland Resource Partners, LP. The Consenting Majority Unitholder, as the holder of a majority of our Outstanding Voting Units, has approved the LTIP as described above.
Preemptive Rights. Pursuant to our Partnership Agreement, no person, other than our General Partner, has any preemptive, preferential or other similar rights with respect to the issuance of our equity securities, including our common units. Our General Partner has the right, which it may assign to any of its affiliates, to purchase equity securities from us whenever, and on the same terms that, we issue equity securities to persons other than our General Partner and its affiliates, to the extent necessary for the General Partner and its affiliates to maintain their percentage ownership equal to any or all of the percentage ownership that existed immediately prior to the issuance of such equity securities.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of units as of October 17, 2016 (the “Ownership Reference Date”) by:

•	each person who is known to us to beneficially own 5% or more of such units to be outstanding;

•	our General Partner, wholly owned by WCC;

•	each of the directors and named executive officers of our General Partner; and

•	all of the directors and executive officers of our General Partner as a group.
All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more unitholders as the case may be.
The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security.  In computing the number of common units beneficially owned by a person and the percentage ownership of that person, common units subject to options, warrants, convertible security or right, held by that person that are currently exercisable or exercisable within 60 days of the Ownership Reference Date, if any, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.  Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all units shown as beneficially owned by them, subject to community property laws where applicable.
The percentage of units beneficially owned is based on a total of 5,733,560 common units and 15,656,551 Series A convertible units outstanding as of the Ownership Reference Date.

Name of Beneficial Owner	Common Units Beneficially Owned	Percentage of Common Units Beneficially Owned	Series A Convertible Units Beneficially Owned	Percentage of Series A Convertible Units Beneficially Owned	Percent of Total Common Units and Series A Convertible Units
Westmoreland Coal Company(1)(2)	4,512,500	78.9%	15,656,551	100.0%	94.3%
Kevin A. Paprzycki(1)	—	—	—	—	—
Jennifer S. Grafton(1)	—	—	—	—	—
Jason W. Veenstra(1)	—	—	—	—	—
Robert T. Clutterbuck(3)	13,231	*	—	—	*
Keith D. Horton(4)	4,386	*	—	—	*
Kurt D. Kost(1)	2,693	*	—	—	*
Gerald A. Tywoniuk(5)	11,326	*	—	—	*
Charles C. Ungurean(6)	67,673	1.2%	—	—	*
Gregory J. Honish(1)	14,962	*	—	—	*
Michael J. Meyer(1)	1,816	*	—	—	*
Keith E. Alessi(1)	—	—	—	—	—
All directors and executive officers as a group (consisting of 11 persons)	116,087	2.0%	—	—	*
*An asterisk indicates that the person or entity owns less than one percent.

(1)	The address for this person or entity is 9450 South Maroon Circle, Suite 200, Englewood, Colorado 80112.

(2)
WCC is the beneficial owner of 35,291 GP unit limited partner interests through its control of our general partner, which we do not include in the calculation of WCC's common unit beneficial ownership, and 55,519 limited partner interests through its ownership of certain common unit warrant rights. Series A Convertible Units are convertible to common units on a one-for-one basis at the earlier of Westmoreland Resource Partners, LP declaring a dividend of $0.22 per unit or a change of control.

(3)
All of these common units are owned by a trust established and trusteed by Mr. Clutterbuck. Mr. Clutterbuck disclaims beneficial ownership of the units held by such trust, except to the extent of any pecuniary interest therein.The address for this person or entity is 9450 South Maroon Circle, Suite 200, Englewood, Colorado 80112.

(4)
All of these common units are owned by a trust established and trusteed by Mr. Horton and his wife. Mr. Horton disclaims beneficial ownership of the units held by such trust, except to the extent of any pecuniary interest therein. The address for this person or entity is 9450 South Maroon Circle, Suite 200, Englewood, Colorado 80112.

(5)
All of these common units are owned by a trust established and trusteed by Mr. Tywoniuk. Mr. Tywoniuk disclaims beneficial ownership of the units held by such trust, except to the extent of any pecuniary interest therein. The address for this person or entity is 9540 South Maroon Circle, Suite 200, Englewood, Colorado 80112.

(6)
The address for this person or entity is 9450 South Maroon Circle, Suite 200, Englewood, Colorado 80112. A total of 30,074 of these common units are owned by C&T Coal, Inc. Mr. Ungurean, as a shareholder of C&T Coal, Inc., shares voting and investment power with respect to the common units owned by C&T Coal, Inc. Mr. Ungurean disclaims beneficial ownership of the units, except to the extent of any pecuniary interest therein.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information concerning common units that may be issued under the Oxford Resource Partners, LP Amended and Restated Long-Term Incentive Plan (the "Current LTIP"), originally adopted in connection with the Partnership's initial public offering and amended on or about February 27, 2014, as the result of a Schedule 14C filed with the SEC February 4, 2014. The Current LTIP allows for awards of options, phantom units, restricted units, unit awards, other unit awards and unit appreciation rights. It currently permits the grant of awards covering an aggregate of 233,840 units. The Current LTIP is administered by the Board of our General Partner.
The Board of our General Partner in its discretion may terminate, suspend or discontinue the Current LTIP at any time with respect to any award that has not yet been granted. The Board of our General Partner also has the right to alter or amend the Current LTIP or any part of the Current LTIP from time to time, including increasing the number of units that may be granted subject to unitholder approval as required by the exchange upon which the common units are listed at that time. However, no change in any outstanding grant may be made that would materially impair the rights of the participant without the consent of the participant.
The following table summarizes the number of securities that remained available for future issuance under the Current LTIP as of October 17, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities That Remained Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	—	$—	3,360
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	3,360

(1)
The Current LTIP was approved by our partners (general and limited) prior to our initial public offering, and amended in February of 2014. As of December 31, 2015, our LTIP permitted the grant of awards covering an aggregate of 233,840 units, inclusive of prior award grants, which grants did not require approval by our limited partners.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Executive Compensation

On December 31, 2014, our General Partner was acquired by WCC. In connection with the acquisition by WCC, a number of our General Partners' executive officers were terminated on that date. Mr. Honish is the only named executive officer that was compensated for services to the Partnership as a named executive officer prior to 2015. As such, there are no compensation disclosures in the Summary Compensation Table below with respect to our named executive officers, other than Mr. Honish, for periods prior to fiscal year 2015. Additionally, Mr. Meyer worked as an employee of our General Partner for a short time in 2015 before becoming an employee of WCC on February 18, 2015.

Compensation Discussion and Analysis

We are managed by the executive officers of our General Partner who are employed by WCC and participate in the employee benefit plans and compensation arrangements of WCC. Four of our named executive officers, Messrs. Paprzycki, Veenstra and Alessi, and Ms. Grafton, were also executive officers of WCC for all or some of 2015. Neither we nor our General Partner has a Compensation Committee. For fiscal year 2015, all of our named executive officers other than Mr. Honish were compensated directly by WCC pursuant to the Services Agreement with our General Partner, effective January 1, 2015, as amended (the “Services Agreement”). Mr. Honish’s 2015 compensation was determined pursuant to his employment agreement, which expired on December 31, 2015. All decisions as to the compensation of our named executive officers are made by the Compensation Committee of WCC. Therefore, we do not have any policies or programs relating to compensation of the executive officers of our General Partner, we make no decisions relating to such compensation and we have no control over determining such compensation.

Other than any awards that may be granted in the future under our LTIP, the compensation of our General Partner’s executive officers currently is, and in the future will be, set by WCC. The executive officers of our General Partner will continue to participate in WCC’s employee benefit plans and arrangements, including any WCC plans that may be established in the future.

Pursuant to the terms of our Services Agreement, we reimburse WCC for a portion of WCC’s compensation expense related to our General Partner’s executive officers (which expenses include the share of the compensation paid to the executive officers of our General Partner attributable to the time they spend managing our business). See “Item 13, Certain Relationships and Related Transactions, and Director Independence - Services Agreement” in our Annual Report on Form 10-K for our fiscal year ending December 31, 2015, for information regarding the Services Agreement and allocation of expenses between the entities that share the services of these executives. Currently, none of the executive officers of our General Partner has an employment agreement with us or is otherwise specifically or directly compensated by us for his service as an executive officer of our General Partner. However, as noted above, Mr. Honish’s compensation was determined pursuant to an employment agreement that expired on December 31, 2015.

A full discussion of the policies and programs of the Compensation Committee of WCC is set forth in the WCC Proxy Statement which was filed April 4, 2016, and is available on the SEC’s website at www.sec.gov and on WCC’s website at www.westmoreland.com at the “Investors - SEC Filings” tab (the “WCC Proxy Statement”). The WCC Proxy Statement is also available upon request, free of charge, from the Corporate Secretary of our General Partner.

Summary Compensation Table
The following table sets forth certain information with respect to WCC’s compensation of the named executive officers, consisting of our principal executive officer, our former principal executive officer during fiscal year 2015, our principal financial officer and our three other most highly compensated executive officers. The table summarizes the compensation attributable to services performed for us by the named executive officers during fiscal year 2015, but determined and paid by WCC. Information for 2013 and 2014 is included for Mr. Honish due to his status as a named executive officer during that time, and during which time his compensation was determined by our Compensation Committee. Mr. Honish’s 2015 compensation was determined pursuant to an employment agreement that expired on December 31, 2015. Aside from Messrs. Honish and Meyer, the amounts reported in the table below are based on an estimate of the portion of each named executive officer’s total compensation paid by WCC and reimbursed by us pursuant to the terms of the Services Agreement for services provided to the Partnership. Further information regarding the compensation of Messrs. Paprzycki, Veenstra and Alessi, and Ms. Grafton, the named executive officers who were also named executive officers of WCC for all or a portion of 2015, are set out in the WCC Proxy Statement. Compensation amounts set forth in the WCC Proxy Statement include all compensation paid by WCC, including the amounts shown in the table on the next page, which are attributable to services performed for us.

Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards(4)	Non-equity Incentive Plan Compensation(2)	Change in Pension Value(5)	All Other Compensation ($)(6)	Total ($)
Kevin A. Paprzycki President and Chief Executive Officer	2015	—	—	—	—	—	—	—	—
Jason W. Veenstra Chief Financial Officer and Treasurer	2015	—	—	—	—	—	—	—	—
Jennifer S. Grafton Chief Legal Officer	2015	—	—	—	—	—	—	—	—
Michael J. Meyer Chief Accounting Officer and Corporate Controller	2015	147,266	—	26,925	—	30,091	—	9,717	213,999
Gregory J. Honish	2015	220,500	220,500	—	—	—	—	5,948	446,948
Senior Vice President, Operations	2014	221,146	426,650	—	—	—	—	283	648,079
	2013	210,808	277,300	210,003	—	—	—	283	698,394
Keith E. Alessi Former President and Chief Executive Officer	2015	—	—	—	—	—	—	—	—

(1)
Messrs. Paprzycki, Veenstra and Alessi, and Ms. Grafton, split their professional time in 2015 between WCC and us, and all compensation paid to them is determined by WCC. In accordance with SEC rules, a portion of the total compensation paid by WCC to these named executive officers is allocated to the services performed for us, based on an estimate of the portion of each named executive officer's compensation which was reimbursed by us to WCC pursuant to the terms of the Services Agreement. Through December 1, 2015, the applicable allocation for Mr. Paprzycki was 30%, Ms. Grafton was 30% and Mr. Alessi was 10%. Mr. Alessi retired from his position as our General Partner’s President and Chief Executive Officer on December 1, 2015, and was replaced by Mr. Paprzycki, who was formerly our General Partner’s Chief Financial Officer. As such, on December 1, 2015, Mr. Alessi's allocation ceased; Mr. Paprzycki was appointed Chief Executive Officer allocated at 10%; Mr. Veenstra was appointed Chief Financial Officer allocated at 30%; and Ms. Grafton's allocation did not change. The total compensation paid by WCC to Messrs. Paprzycki, Veenstra and Alessi, and Ms. Grafton, in 2015, as well as a discussion of how their compensation was determined, is disclosed in the WCC Proxy Statement. Mr. Meyer is also an employee of WCC and all of the compensation paid to him is determined by WCC. However, under the Services Agreement, since Mr. Meyer devoted substantially all of his professional time in 2015 providing services to the Partnership, all of his costs of employment have been passed on to us. Mr. Honish’s 2015 compensation was determined pursuant to an employment agreement that expired on December 31, 2015. For the fiscal years 2013 and 2014, prior to the acquisition of the General Partner by WCC, Mr. Honish's compensation was wholly determined and calculated by the Compensation Committee of the Partnership at that time. Effective as of January 1, 2016 Mr. Honish became an employee of WCC.

(2)
Mr. Honish's employment agreement for 2015 included a cash bonus of 100% of salary, which was awarded to him for his performance in 2015. Mr. Meyer is part of WCC's annual incentive plan for non-equity incentive compensation ("AIP"), which was determined solely by WCC, whereby based on predetermined goals Mr. Meyer was awarded an AIP bonus of $30,091. In 2014, Mr. Honish received a $140,000 retention bonus paid during 2014 prior to the acquisition of the General Partner by WCC.

(3)
No Partnership equity was awarded to the named executive officers for 2015. Mr. Meyer's 2015 stock grant was determined solely by WCC and granted solely in WCC equity. Mr. Meyer's grants consisted of 507 time-based restricted stock units ("RSU") representing common stock vesting annually in thirds and 505 performance-based RSUs that vest in their entirety after three years upon attainment of previously determined performance goals. The amount shown for Mr. Meyer represents the grant date fair value of the awards computed in accordance with FASB ASC Topic 718. Mr. Honish did not receive equity compensation as part of his compensation package in 2015. Please refer to the "Grants of Plan-Based Awards" and "Outstanding Equity Awards at Fiscal Year-End" tables in the WCC Proxy Statement for further details regarding equity held by Messrs. Paprzycki, Veenstra and Alessi, and Ms. Grafton. The following table describes Mr. Meyer's long-term incentive awards wholly determined by WCC and granted in WCC RSUs during 2015.

Name	Percentage of Base Salary	Cash Value of WCC Time- Based RSUs	Cash Value of WCC Performance-Based RSUs	Total Cash Value of WCC RSUs
Michael Meyer	20%	$13,436	$13,489	$26,925

(4)
No Partnership stock options were awarded during 2015 and each of Messrs. Meyer and Honish have no outstanding options in Partnership or WCC equity. For Messrs. Paprzycki, Veenstra and Alessi, and Ms. Grafton, the number and value of outstanding WCC equity awards (including unexercised stock options) at year-end is reported in the WCC Proxy Statement.

(5)
Neither the Partnership nor WCC actively maintains a pension plan, nor a non-qualified deferred compensation plan, for executives. Effective July 1, 2009, WCC froze its pension plan for non-union employees, including named executive officers, resulting in no future benefits accruing under these plans. Please refer to the "Pension Benefits Upon Retirement, Termination, Disability or Death" table in the WCC Proxy Statement for further details on current pension balances for Messrs. Paprzycki, Veenstra and Alessi, and Ms. Grafton.

(6)
For named executive officers, the 2015 and prior amounts shown include a holiday-related allowance paid in 2015 to each of Messrs. Meyer and Honish, and an automobile allowance paid to Mr. Honish for automobile wear due to work-related use. The amount shown for Mr. Meyer includes a matching contribution by WCC under its 401(k) plan, which matched 6% of the executives salary in cash contributions up to the maximum amount allowed under the Internal Revenue Code of 1986, as amended (the "Code"), and is more thoroughly described in the WCC Proxy Statement.

Current LTIP
The Current LTIP was originally adopted in 2007 in connection with our formation and subsequently amended and restated in July 2010 in connection with our initial public offering. The Current LTIP allows for grants of (1) restricted units, (2) unit appreciation rights, referred to as UARs, (3) unit options, referred to as Options, (4) phantom units, (5) unit awards, (6) substitute awards, (7) other Unit-based awards, (8) cash awards, (9) performance awards and (10) distribution equivalent rights, referred to as DERs ((1)-(9) collectively, “Awards”). The Current LTIP provides for flexibility in determining the compensatory arrangements for employees, officers, consultants, and directors of our General Partner and any of its affiliates providing services to us. However, the only equity issued under the Current LTIP as of December 31, 2015 were annual grants of phantom units to our non-employee directors of our General Partner. Please see the section entitled “Director Compensation” for additional information regarding the compensation program for the non-employee directors of our General Partner.
The Current LTIP is administered by the Board, or an alternative committee appointed by the Board, which we refer to together as the “committee” for purposes of this summary. The committee has the power to determine to whom and when Awards will be granted, determine the amount of Awards (measured in cash or in shares of our common units), proscribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), accelerate the vesting provisions associated with an Award, delegate duties under the Current LTIP and execute all other responsibilities permitted or required under the Current LTIP. The maximum aggregate number of common units that may be issued pursuant to the Current LTIP is 233,840 common units, subject to adjustment due to recapitalization or reorganization, or related to forfeitures or the expiration of Awards, in each case as provided under the Current LTIP. During 2015, the Board appointed the Compensation Committee to administer the Current LTIP. The Compensation Committee was dissolved in 2016.
If a common unit subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because units are withheld or surrendered in payment of taxes or any exercise or purchase price relating to an Award or because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of common units, or is otherwise terminated without a delivery of units, those common units will again be available for issue, transfer, or exercise pursuant to Awards under the Current LTIP, to the extent allowable by law. Common units to be delivered pursuant to awards under our Current LTIP may be common units acquired by our General Partner in the open market, from any other person, directly from us, or any combination of the foregoing.

WCC Compensatory Plans, Agreements, and Programs

WCC does not maintain any tax-qualified defined benefit pension plan or supplemental executive retirement plan for executives. However, WCC offers all of its employees, including the named executive officers, the opportunity to participate in the Westmoreland Coal Company and Subsidiaries Employees’ Savings Plan (the “WCC 401(k) Plan”), a tax qualified defined contribution plan designed primarily to help participating employees accumulate funds for retirement. Our named executive officers may make elective contributions, and WCC makes matching contributions equal to 100 percent of employee contributions up to 4 percent of eligible compensation as of September 30, 2016. All named executive officers are eligible to receive these contributions.

Retirement Benefits.

WCC does not maintain any tax-qualified defined benefit pension plan, or supplemental executive retirement plan. However, our named executive officers have the opportunity to participate in the following WCC 401(k) plan. WCC offers all of its employees, including the named executive officers, the opportunity to participate in the Westmoreland Coal Company and Subsidiaries Employees’ Savings Plan, which is a tax qualified defined contribution plan with 401(k) designed primarily to help participating employees accumulate funds for retirement. Our named executive officers may make elective contributions, and WCC makes company contributions consisting of a matching contribution equal to 100 percent of employee contributions up to 6 percent of eligible compensation. All named executive officers are eligible to receive these contributions.

Severance and Change in Control Benefits
Our named executive officers participate in WCC's severance policy. The severance policy covers virtually all of WCC's employees, although the amount of the severance benefit depends upon employee tier and years of service. The highest tier, which includes Messrs. Honish, Paprzycki and Veenstra, and Ms. Grafton, provides for severance compensation equal to 12 months of monthly base pay, 9 months of outplacement assistance and 12 months of health benefit continuation. One tier below, which includes Mr. Meyer, provides for severance compensation equal to 9 months of monthly base pay, 6 months of outplacement assistance and 9 months of health benefit continuation. Potential severance payments under WCC's severance policy would be paid by WCC. Severance benefits are payable under the policy only in the following circumstances: involuntary termination that is not for cause; termination due to sale of a facility, division or business segment; or relocation of more than 50 miles that the employee declines. Following the expiration of Mr. Honish's employment agreement on December 31, 2015, we have no executives working under employment contracts. In addition, WCC's AIP provides that program participants are only entitled to payment of incentive payouts if they are employed on the date of payment, which typically occurs in April of the following year, although this requirement is deemed fulfilled upon death or disability. All incentive payouts are forfeited in the event a named executive officer leaves employment for any reason, unless expressly agreed to by WCC's compensation and benefits committee. For further discussion on potential payments owed to Messrs. Paprzycki and Veenstra, and Ms. Grafton, upon separation from WCC, please see the "Potential Payments upon Termination or Change in Control" section of the WCC Proxy Statement.

Other WCC Benefits.

Our named executive officers participate in the same basic benefits package and on the same terms as other eligible WCC employees. The benefits package includes the WCC 401(k) Plan described above, as well as medical and dental benefits, disability benefits, insurance (life, travel and accident), death benefits and vacations and holidays. WCC also provides executive physicals and additional long-term disability benefits to certain named executive officers.

For additional detailed information regarding the compensatory plans, agreements and programs of WCC in which our named executive officers participate, we encourage you to read WCC Proxy Statement.

Compensation Committee Interlocks and Insider Participation
Robert T. Clutterbuck, Jennifer S. Grafton and Kevin A. Paprzycki served as the members of the Compensation Committee through December 31, 2015. Mr. Clutterbuck served as the chairman of the Compensation Committee. The Board of our General Partner dissolved the Compensation Committee on February 24, 2016, as all of the Partnership's executives are employed by WCC and all executive compensation decisions are made by the board of WCC.
Compensation Policies and Practices as They Relate to Risk Management
We do not have any employees. We are managed and operated by the directors and officers of our General Partner and employees of WCC perform services on our behalf. We do not have any compensation policies or practices that need to be assessed or evaluated for the effect on our operations. For an analysis of any risks arising from WCC's compensation policies or practices, please read the WCC Proxy Statement.
Board Report on Compensation
We have reviewed and discussed with management certain compensation discussion and analysis provisions to be included in this information statement on Schedule 14C to be filed pursuant to Section 14(c) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Based on that review and discussion, we recommend that the compensation discussion and analysis provisions be included in this information statement on Schedule 14C. Notwithstanding anything to the contrary set forth in any previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that incorporate future filings, including this information statement on Schedule 14C, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings.
Compensation of Directors
Our general partner’s non-employee directors were compensated for their service as directors under our General Partner’s Non-Employee Director Compensation Plan, which was terminated effective January 1, 2015. The board of directors adopted a new Outside Director Compensation Plan at the recommendation of the Compensation Committee on February 18, 2015, to be effective as of January 1, 2015. Our non-employee directors for purposes of the plan were directors that (i) were not an officer or employee of our General Partner or any of its subsidiaries or affiliates, (ii) were not affiliated with or related to any party that receives compensation from our General Partner or any of its subsidiaries and affiliates, and (iii) had not entered into an arrangement with our general partner or any of its subsidiaries and affiliates to receive compensation from any such entity other than in respect of his services as a member of the Board. Our Outside Director Compensation Plan is designed to attract experienced and highly qualified individuals. The plan combines cash payments appropriate for their commitment and contributions to us and our unitholders, and equity awards to align the interests of the outside directors and unitholders. Each outside director covered by the plan received an annual compensation package consisting of the following:

•	a cash retainer of $60,000;

•	an annual unit grant having a value of $50,000; and

•	an Audit Committee chair retainer of $10,000 and an Audit Committee member retainer of $5,000.
In addition, in 2015 our General Partner’s outside directors were reimbursed for their travel and direct costs associated with membership on the Board. The Board approved the same director compensation package for fiscal year 2016 at a Board meeting in early 2016.
Director Compensation Table for 2015
The following table sets forth the compensation paid to our non-employee directors for the year ended December 31, 2015, as described above.  Each of our non-employee directors were granted phantom unit equity awards on March 2, 2015.

Name	Fees Earned or Paid in Cash ($)	Unit Awards ($)(1)	Total ($)
Robert T. Clutterbuck	$65,000	$50,000	$115,000
Keith D. Horton	65,000	50,000	115,000
Kurt D. Kost	65,000	50,000	115,000
Gerald A. Tywoniuk	75,000	50,000	125,000
Charles C. Ungurean	60,000	50,000	110,000
(1)    The amounts in this column represent the value of unit awards made to directors under our LTIP in 2015. For each of the directors, 4,386 units were granted on March 2, 2015, and vested on March 2, 2016, and the units' market value is based on the average closing price of $11.40 per unit at the grant date.
ADOPTION OF THE LTIP
The aggregate number of common units that may be delivered with respect to awards under the LTIP is 500,000. Under the LTIP, as of October 17, 2016, zero common units have been delivered or are reserved for outstanding unvested awards, and 500,000 common units remain available for awards.
Consenting Majority Unitholder. The LTIP was unanimously approved by the Board of our General Partner on February 2, 2016. Subsequently, on October 17, 2016, WCC, who held a majority of our outstanding total common and Series A convertible units as of that date, also approved the LTIP by a written consent in lieu of a special meeting of the unitholders to be effective 20 calendar days after the date this information statement is sent or given to our unitholders. The action by written consent was sufficient to adopt the LTIP without the affirmative vote of any other of our unitholders. Accordingly, no other votes are necessary to adopt the LTIP and your approval is neither required nor requested.
Notwithstanding the execution and delivery of the written consent by the Consenting Majority Unitholder as described above, under applicable securities regulations, the LTIP may not become effective until at least 20 calendar days after the date this information statement is sent or given to our unitholders. Therefore, the earliest possible date on which the LTIP can become effective is November 13, 2016. We intend to file a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-8, to register the additional common units authorized to be granted under the LTIP. A copy of the LTIP is attached to this information statement as Annex A, and you should refer to the LTIP for further details of the plan and awards that may be made thereunder.

Material Features of the Westmoreland Resource Partners, LP Long-Term Incentive Plan

General. The LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units and replacement common units, including any tandem distribution equivalent rights granted with respect thereto, to employees, directors or consultants providing services to the Partnership, the General Partner or affiliates thereof. As described above under “Compensation of Directors and Executive Officers,” we are managed by our General Partner with all of our management, administrative and operating functions performed by employees of our General Partner. As such, the LTIP is designed to reward the employees of our General Partner and its affiliates, the directors of the General Partner and consultants performing services for the benefit of our General Partner and its affiliates.

We believe that the LTIP will provide an opportunity for participants to acquire or increase their equity interests in us and to provide a means whereby they may develop a sense of proprietorship and personal involvement in our development and financial success, and will encourage them to remain with our General Partner and its affiliates and to devote their best efforts to our General Partner and us.

Administration. The LTIP is administered by the Board of our General Partner or such other committee of non-employee directors of the Board (the “Committee”) as may be appointed to administer the LTIP. The Committee, in its sole discretion, may delegate any or all of its powers and duties under the LTIP to the Chief Executive Officer of the General Partner, subject to limitations that the Committee may impose, if any. The Committee’s delegation to the Chief Executive Officer may not limit the Chief Executive Officer’s right to receive awards under the LTIP.

Subject to the terms of the LTIP and applicable law, and in addition to other express powers and authorizations granted to the Committee under the LTIP, the Committee will have full power and authority to: (i) designate participants; (ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of Units to be covered by awards; (iv) determine the terms and conditions of any award, consistent with the terms of the LTIP, which terms may include any provision regarding the acceleration of vesting or waiver of forfeiture restrictions or any other condition or limitation regarding an award, based on such factors as the Committee shall determine, in its sole discretion; (v) determine whether, to what extent, and under what circumstances awards may be vested, settled, exercised, canceled, or forfeited; (vi) interpret and administer the LTIP and any instrument or agreement relating to an award made under the LTIP; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the LTIP; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the LTIP.

Eligibility. (i) Any employee of ours, the General partner or an affiliate of either who performs services for the benefit of us, the General partner or an affiliate of either, (ii) any independent contractor, other than a member of the Board, who performs services for the benefit of us or the General Partner or an affiliate of either, or (iii) a member of the Board or a board of directors of an affiliate of ours (who is not an employee or independent consultant referenced in (i) or (ii) above), is eligible to receive awards under the LTIP.

Units Subject to the LTIP. The aggregate number of common units that may be delivered with respect to awards under the LTIP will be 500,000, subject to adjustment as described below if there is a change in common units, such as a unit split or other transaction that increases (or decreases) the number of common units outstanding. Notwithstanding the foregoing, there are no limitations on the number of awards that may be granted under the LTIP and are payable solely in cash.

If any award is forfeited, cancelled, exercised, paid or otherwise expires without the actual delivery of units pursuant to such award or units are withheld from such award to satisfy the exercise price or employer’s tax withholding obligations with respect to such award (the grant of restricted units is not a delivery of units for this purpose), the units that were subject to such award will again be available for new awards granted under the LTIP.

Types of Awards. The LTIP provides for awards of options to purchase common units, common unit appreciation rights, restricted common units, phantom common units, other common unit-based awards, common units, replacement common units, performance awards and cash awards, including any tandem distribution equivalent rights granted with respect thereto, to eligible participants. All awards, further described below, are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its discretion, subject to such limitations that are set forth in the LTIP. The number of common units subject to any award is also determined by the Committee in its discretion. The Board or Committee will also have the authority to determine the recipients to whom options shall be granted. The term of each award shall be for such period as may be determined by the Committee.

Options and Common Unit Appreciation Rights. An option refers to an option to purchase common units granted under the LTIP. A common unit appreciation right is a contingent right granted under the LTIP that entitles the holder to receive, in cash or units, as determined by the Committee in its sole discretion, an amount equal to the excess of the Fair Market Value of a unit on the exercise date of the unit appreciation right (or another specified date) over the exercise price of the unit appreciation right. The Committee shall have the authority to determine the number of units to be covered by each option, the purchase price therefor, and the conditions and limitations applicable to the exercise of the option.

Restricted Common Units and Phantom Common Units. A phantom common unit is a notional unit which upon vesting entitles the participant to receive, at the time of settlement, a unit or an amount of cash equal to the Fair Market Value of a unit, as determined by the Committee in its sole discretion. A restricted common unit is a common unit granted under the LTIP that is subject to forfeiture provisions and other restrictions. The Committee will determine the conditions under which the restricted common units or phantom common units may become vested or forfeited, and such other terms and conditions as the Committee may establish with respect to such awards, which may include without limitation a provision for accelerated vesting upon the death or disability of a participant, a change of control, the achievement of specified performance goals or such other events as the Committee may provide.

Distribution Equivalent Rights. Distribution equivalent rights are contingent rights, granted alone or in tandem with a specific award (other than a restricted unit or unit award), to receive with respect to each unit subject to the award an amount in cash, units and/or phantom units, as determined by the Committee in its sole discretion, equal in value to the distributions made by the Partnership with respect to a Unit during the period such award is outstanding.

Other Common Unit-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to participants such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to units, as deemed by the Committee to be consistent with the purposes of the LTIP, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into units, purchase rights for units, awards with value and payment contingent upon performance of the Partnership or any other factors designated by the Committee, and awards valued by reference to the book value of units or the value of securities of or the performance of specified affiliates of the General Partner or the Partnership. The Committee shall determine the terms and conditions of such awards.

Common Unit Awards. Awards of common units may be granted under the LTIP in such amounts as the Committee, in its discretion, may select.

Fair Market Value. “Fair Market Value” of a common unit means, on any relevant date, the closing sales price of a Unit on the principal national securities exchange or other market in which trading in Units occurs, on the last market trading day prior to the applicable day (or, if there is no trading in the Units on such date, on the next preceding day on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If Units are not traded on a national securities exchange or other market at the time a determination of Fair Market Value is required to be made under the LTIP, the determination of Fair Market Value shall be made by the Committee in good faith using a “reasonable application of a reasonable valuation method” within the meaning of the 409A Regulations (specifically, section 1.409A-l(b)(5)(iv)(B) of the 409A Regulations).

Limits on Transfer of Awards. Any award which is exercisable by a participant shall be exercisable only by the participant during the participant’s lifetime, or by the person to whom the participant’s rights shall pass by will or the laws of descent and distribution. No award and no right under any such award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant (or any permitted transferee or successor holder of the participant) otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against us, the General Partner or any affiliate of either. Notwithstanding the foregoing, to the extent specifically provided and approved by the Committee with respect to any award, the award may be transferred by a participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities on such terms and conditions as the Committee may from time to time establish.

Change of Control. Upon a change of control the Committee, acting in its sole discretion without the consent or approval of any holder, may affect one or more of the following alternatives, which may vary among individual holders and which may vary among awards: (i) remove any applicable forfeiture restrictions on any award; (ii) accelerate the time of exercisability or the time at which the restricted period shall lapse to a specific date, before or after such change of control, specified by the Committee; (iii) require the mandatory surrender to the General Partner or the Partnership by selected holders of some or all of the outstanding awards held by such holders (irrespective of whether such awards are then subject to a restricted period or other restrictions pursuant to the LTIP) as of a date, before or after such change of control, specified by the Committee, in which event the Committee shall thereupon cancel such awards and pay to each holder the change in control price, as determined in accordance with the provisions of the LTIP; (iv) cancel awards that remain subject to a restricted period as of the date of a change of control without payment of any consideration to the participant for such awards; or (v) make such adjustments to awards then outstanding as the Committee deems appropriate to reflect such change of control (including, but not limited to, the substitution of awards for new awards); provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to awards then outstanding.

Corporate Events. In the event of changes in the outstanding units by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any award and not otherwise provided for by the LTIP, any outstanding awards and any award agreements evidencing such awards shall be subject to adjustment by the Committee at its discretion, which adjustment may, in the Committee’s discretion, be described in the award agreement and may include, but not be limited to, adjustments as to the number and price of Units or other consideration subject to such awards, accelerated vesting (in full or in part) of such awards, conversion of such awards into awards denominated in the securities or other interests of any successor Person, or the cash settlement of such awards in exchange for the cancellation thereof. In the event of any such change in the outstanding Units, the aggregate number of Units available under the LTIP may be appropriately adjusted by the Committee, whose determination shall be conclusive.

Amendment. Except as required by applicable law or the rules of the principal securities exchange, if any, on which the units are traded, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, including increasing the number of units available for awards under the LTIP, without the consent of any partner, participant, other holder or beneficiary of an award, or any other person.

Duration. The LTIP will continue until the earliest of (i) the date terminated by the Board, (ii) all Units available under the LTIP have been delivered to participants, or (iii) November 13, 2026. However, any award granted prior to such termination, and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such award or to waive any conditions or rights under such award, shall extend beyond such termination date.

Federal Income Tax Consequence of Awards under the LTIP. The following discussion is for general information only and is intended to summarize briefly some of the U.S. federal income tax consequences to award grantees arising from participation in the LTIP. This discussion is based on current law, which is subject to change (possibly retroactively). The tax treatment to an award grantee may vary depending on the award grantee’s particular situation and, therefore, may be subject to special rules not discussed below. No attempt has been made to discuss all U.S. federal tax consequences or any potential state, local or non-U.S. tax consequences.

Options. There are no federal income tax consequences to optionees upon the grant of an option to purchase common units under the LTIP. Generally, upon the exercise of an option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise equal to the excess of the fair market value of the common units on the date of exercise over the option price paid for the common units. An award grantee will generally have a tax basis in any units received pursuant to the exercise of an option that equals the sum of (i) the amount of compensation income arising as a result of the exercise plus (ii) the amount (if any) paid to exercise the award. Options to purchase common units may only be awarded under the 2016 LTIP to persons to whom the Partnership would be an “eligible issuer of service recipient stock”, as defined under Section 409A of the Code.

Restricted Common Units. The recipient of a restricted common unit award will not recognize income upon the grant of restricted common units if such units are subject to a substantial risk of forfeiture for federal income tax purposes. If the recipient makes an election under Section 83(b) of the Code within 30 days after the transfer of the restricted common units to him or her, he or she will recognize ordinary income in the year of receipt in an amount equal to the excess of the fair market value of the units at the time of transfer over the amount paid, if any, by the recipient for the units. In addition, after the Section 83(b) election, the recipient will be treated as a unitholder for tax purposes.

If the recipient does not make a Section 83(b) election, the recipient will recognize ordinary income when the forfeiture restrictions lapse, in an amount equal to the excess of the fair market value of the common units on the date the forfeiture restrictions lapse over the amount paid, if any, for the common units. A recipient that does not make a Section 83(b) election will not be treated as a unitholder for tax purposes until the forfeiture restrictions lapse and any distributions received prior to the forfeiture restrictions lapse on the units will be compensation income.

Common Unit Awards. The recipient of a common unit award will recognize ordinary income upon the receipt of common units in satisfaction of the award, in an amount equal to the fair market value of the common units received.

Phantom Common Units. The recipient of a phantom common unit award will not recognize income at the time of the award. Upon the payment of cash or transfer of common units in satisfaction of the award, the recipient will recognize ordinary income equal to the fair market value of any cash or common units received.

Common Unit Appreciation Rights. The recipient of common unit appreciation rights will not recognize income at the time of the award. Upon exercise of common unit appreciation rights, the recipient will recognize ordinary income equal to the fair market value of any cash or common units received. Common unit appreciation rights may only be awarded under the 2016 LTIP to persons to whom the Partnership would be an “eligible issuer of service recipient stock”, as defined under Section 409A of the Code.

Distribution Equivalent Rights. The recipient of distribution equivalent rights will not recognize income at the time of the award. Upon a distribution with respect to distribution equivalent rights, the recipient will recognize ordinary income equal to the fair market value of any cash or common units received.

An award grantee who is an employee will be subject to withholding for federal and, generally for state and local, income taxes at the time that the award grantee recognizes compensation or ordinary income under the rules described above. Non-employee directors and consultants must make their own arrangements for satisfying any tax obligations they may incur in connection with the receipt of an award under the LTIP.

We or one of our affiliates will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation or ordinary income recognized by an award grantee under the foregoing rules, provided that the amounts constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expense.

Future LTIP Benefits. Because awards under the LTIP are granted at the discretion of the Committee, future benefits under the LTIP are not currently determinable.

Securities Authorized for Issuance Under Equity Compensation Plans
As of October 17, 2016, the number of units that may be delivered with respect to awards under the Current LTIP may not exceed 3,360 units, subject to specified anti-dilution adjustments.

As of the effective date of the LTIP, the number of units that may be delivered with respect to awards under the LTIP may not exceed 500,000 units, subject to specified anti-dilution adjustments.

VOTING PROCEDURES
Pursuant to Delaware corporate law, the affirmative vote or consent of the holders of a majority of our Outstanding Voting Units is sufficient to adopt the LTIP, which vote was obtained through the written consent of the Consenting Majority Unitholder as the record owners of a majority of the issued and outstanding common and Series A convertible units as of October 17, 2016. Accordingly, no other votes are necessary to adopt the LTIP and your approval is neither required nor requested.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
Employees of the General Partner who perform services for us and the General Partner and the members of the Board will be eligible to receive awards under the LTIP. As a policy of the Board and the Committee, only the independent directors, who comprise 5 of the 8 directors, are eligible for awards under the LTIP as compensation for their work as directors. Accordingly, a majority of the members of the Board and executive officers of our General Partner have a substantial interest in the approval of the LTIP.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this information statement will be borne by us, including expenses in connection with the preparation and mailing of this information statement and all documents that now accompany or may hereafter supplement it. We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this information statement to our beneficial unitholders, and we will not reimburse them for their expenses incurred in connection therewith.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This information statement may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases, or the negative of those expressions or phrases identify forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this report, we caution you that these statements are based on our projections of the future that are subject to known and unknown risks and uncertainties and other important factors that may cause our actual results, level of activity, performance or achievements expressed or implied by these forward-looking statements, to differ. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in other filings of ours with the SEC. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. Our forward-looking statements speak only as of the date of this information statement, and we expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law.

DELIVERY OF DOCUMENTS TO UNITHOLDERS SHARING AN ADDRESS

Only one information statement is being delivered to multiple unitholders sharing an address unless the Partnership has received contrary instructions from one or more of the unitholders. The Partnership will deliver promptly upon written or oral request a separate copy of the information statement to a unitholder at a shared address to which a single copy of the information statement was delivered. A unitholder can notify the Partnership that the unitholder wishes to receive a separate copy of the information statement by sending a written request to the Partnership at 9540 South Maroon Circle, Suite 200, Englewood, Colorado 80112, or by calling the Partnership at (720) 354-4467 and requesting a copy of the information statement. Unitholders who receive multiple copies of the information statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Partnership contacts listed above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
Our internet address is www.WestmorelandMLP.com. We electronically file or furnish annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission. You can obtain this information without charge from the Securities and Exchange Commission’s website at www.sec.gov or upon written or oral request to:
Westmoreland Resource Partners, LP
9540 South Maroon Circle, Suite 200
Englewood, Colorado 80112
Attention: Investor Relations
Phone: (720) 354-4467
* * * * * *

Annex A - LTIP

WESTMORELAND RESOURCE PARTNERS, L.P.
LONG TERM INCENTIVE PLAN

TABLE OF CONTENTS

Section 1.	Purpose of the Plan	1
Section 2.	Definitions	1
Section 3.	Administration	4
a.	Authority of the Committee	4
b.	Manner and Exercise of Committee Authority	4
c.	Limitation of Liability	5
d.	Exemptions from Section 16(b) Liability	5
Section 4.	Units	5
a.	Limits on Units Deliverable	5
b.	Sources of Units Deliverable Under Awards	5
c.	Anti-Dilution Adjustments	5
d.	Additional Issuances	6
Section 5.	Eligibility	6
Section 6.	Awards	6
a.	General	6
b.	Options	6
c.	Unit Appreciation Rights	7
d.	Restricted Units and Phantom Units	8
e.	Unit Awards	9
f.	Other Unit Based Awards	9
g.	DERs	10
h.	Substitute Awards	10
i.	Performance Awards	11
j.	Certain Provisions Applicable to Awards	13
Section 7.	Amendment and Termination	13
a.	Amendments to the Plan and Awards	14
b.	Subdivision or Consolidation of Units	14
c.	Recapitalizations	15
d.	Additional Issuances	15
e.	Change of Control	15
f.	Change of Control Price	16
g.	Impact of Corporate Events on Awards Generally	16
Section 8.	General Provisions	16
a.	No Rights to Award	16
b.	Tax Withholding	16
c.	No Right to Employment or Services	16
d.	Governing Law	16
e.	Severability	17
f.	Other Laws	17

Annex A - LTIP

g.	No Trust or Fund Created	17
h.	No Fractional Units	17
i.	Headings	17
j.	Facility of Payment	17
k.	Allocation of Costs	17
l.	Gender and Number	18
m.	Compliance with Section 409A	18
n.	Specified Employee under Section 409A of the Code	18
o.	No Guarantee of Tax Consequences	18
Section 9.	Term of the Plan	18

Annex A - LTIP

Westmoreland Resource Partners, L.P.
LONG TERM INCENTIVE PLAN
Section 1. Purpose of the Plan. The Westmoreland Resource Partners, L.P. Long-Term Incentive Plan (the “Plan”) has been adopted by Westmoreland Resources GP LLC, a Delaware limited liability company, the general partner (the “General Partner”) of Westmoreland Resource Partners, L.P., a Delaware limited partnership (the “Partnership”). The Plan is intended to promote the interests of the General Partner, the Partnership and their Affiliates by providing to Employees, Consultants, and Directors incentive compensation awards to encourage superior performance. The Plan is also contemplated to enhance the ability of the General Partner, the Partnership and their Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Partnership and to encourage them to devote their best efforts to advancing the business of the Partnership.
Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
(a) “409A Award” means an Award that constitutes a “deferral of compensation” within the meaning of the 409A Regulations, whether by design, due to a subsequent modification in the terms and conditions of such Award, or as a result of a change in applicable law following the date of grant of such Award, and that is not exempt from section 409A of the Code pursuant to an applicable exemption.
(b) “409A Regulations” means the applicable Treasury regulations and other interpretive guidance promulgated pursuant to section 409A of the Code.
(c) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.
(d) “Award” means an Option, Unit Appreciation Right, Restricted Unit, Phantom Unit, Unit Award, Performance Award, Substitute Award, Other Unit Based Award, or Cash Award granted under the Plan and includes, as appropriate, any tandem DERs granted with respect to an Award (other than a Restricted Unit or Unit Award).
(e) “Award Agreement” means the written or electronic agreement by which an Award shall be evidenced.
(f) “Board” means the Board of Directors of the General Partner.
(g) “Cash Award” means an award denominated in cash.
(h) “Change of Control” means, and shall be deemed to have occurred upon, one or more of the following events:
(i) any “person” or “group” within the meaning of those terms as used in sections 13(d) and 14(d)(2) of the Exchange Act, other than members of the General Partner, the Partnership, or an Affiliate of either the General Partner or the Partnership, shall become the beneficial owner, by way of merger, consolidation, recapitalization, reorganization, or otherwise, of 50% or more of the voting power of the voting securities of the General Partner or the Partnership;
(ii) the limited partners of the General Partner or the Partnership approve, in one transaction or a series of transactions, a plan of complete liquidation of the General Partner or the Partnership;
(iii) the sale or other disposition by either the General Partner or the Partnership of all or substantially all of its assets in one or more transactions to any Person other than an Affiliate;
(iv) the General Partner or an Affiliate of the General Partner or the Partnership ceases to be the general partner of the Partnership; or

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(v) any other event specified as a “Change of Control” in an applicable Award Agreement.
Notwithstanding the above, with respect to a 409A Award, a “Change of Control” shall not occur unless that Change of Control also constitutes a “change in the ownership of a corporation,” a “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets,” in each case, within the meaning of section 1.409A-3(i)(5) of the 409A Regulations, as applied to non-corporate entities.
(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time.
(j) “Committee” means the Board or such committee as may be appointed by the Board to administer the Plan, which alternative committee may be the board of directors or managers of any Affiliate or a committee thereof.
(k) “Consultant” means an individual who renders consulting or advisory services to the General Partner, the Partnership, or an Affiliate of either.
(l) “Director” means a member of the Board or the board of directors of an Affiliate of the General Partner who is not an Employee or a Consultant (other than in that individual’s capacity as a Director).
(m) “Distribution Equivalent Right” or “DER” means a contingent right, granted alone or in tandem with a specific Award (other than a Restricted Unit or Unit Award), to receive with respect to each Unit subject to the Award an amount in cash, Units and/or Phantom Units, as determined by the Committee in its sole discretion, equal in value to the distributions made by the Partnership with respect to a Unit during the period such Award is outstanding.
(n) “Effective Date” has the meaning set forth in Section 9.
(o) “Employee” means an employee of the General Partner or of an Affiliate of the General Partner.
(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(q) “Fair Market Value” means, on any relevant date, the closing sales price of a Unit on the principal national securities exchange or other market in which trading in Units occurs, on the last market trading day prior to the applicable day (or, if there is no trading in the Units on such date, on the next preceding day on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If Units are not traded on a national securities exchange or other market at the time a determination of Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in good faith using a “reasonable application of a reasonable valuation method” within the meaning of the 409A Regulations (specifically, section 1.409A-l(b)(5)(iv)(B) of the 409A Regulations).
(r) “General Partner” has the meaning set forth in Section 1.
(s) “Option” means an option to purchase Units granted under the Plan.
(t) “Other Unit Based Award” means an Award granted to an Employee, Director, or Consultant pursuant to Section 6(f).
(u) “Participant” means an Employee, Consultant, or Director granted an Award under the Plan.
(v) “Partnership” has the meaning set forth in Section 1.
(w) “Performance Award” means a right granted to an Employee, Director, or Consultant pursuant to Section 6(i), to receive an Award based upon performance criteria specified by the Committee.
(x) “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, governmental agency or political subdivision thereof, or other entity.

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(y) “Phantom Unit” means a notional Unit granted under the Plan which upon vesting entitles the Participant to receive, at the time of settlement, a Unit or an amount of cash equal to the Fair Market Value of a Unit, as determined by the Committee in its sole discretion.
(z) “Plan” has the meaning set forth in Section 1.
(aa) “Qualified Member” means a member of the Committee who is a “nonemployee director” within the meaning of paragraph (b)(3) of Rule 16b-3.
(bb) “Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is either not exercisable by or payable to the Participant, as the case may be.
(cc) “Restricted Unit” means a Unit granted under the Plan that is subject to a Restricted Period.
(dd) “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.
(ee) “SEC” means the Securities and Exchange Commission, or any successor thereto.
(ff) “Substitute Award” means an award granted pursuant to Section 6(h) of the Plan.
(gg) “Unit Distribution Right” or “UDR” means a distribution made by the Partnership with respect to a Restricted Unit.
(hh) “Unit” means a common unit of the Partnership.
(ii) “Unit Appreciation Right” means a contingent right granted under the Plan that entitles the holder to receive, in cash or Units, as determined by the Committee in its sole discretion, an amount equal to the excess of the Fair Market Value of a Unit on the exercise date of the Unit Appreciation Right (or another specified date) over the exercise price of the Unit Appreciation Right.
(jj) “Unit Award” means a grant of a Unit that is not subject to a Restricted Period.
Section 3. Administration.
(a) Authority of the Committee. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Units to be covered by Awards; (iv) determine the terms and conditions of any Award, consistent with the terms of the Plan, which terms may include any provision regarding the acceleration of vesting or waiver of forfeiture restrictions or any other condition or limitation regarding an Award, based on such factors as the Committee shall determine, in its sole discretion; (v) determine whether, to what extent, and under what circumstances Awards may be vested, settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or an Award Agreement in such manner and to such extent as the Committee deems necessary or appropriate. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

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(b) Manner and Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Partnership may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that upon such abstention or recusal the Committee remains composed solely of two or more Qualified Members, or (iii) if the Committee is the Board, by the full Board. Such action, authorized by such a subcommittee, by the Committee upon the abstention or recusal of such non-Qualified Member(s), or by the full Board, as applicable, shall be the action of the Committee for all purposes of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under (or with respect to) the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including, without limitation, the General Partner, the Partnership, any Affiliate, any Participant, and any beneficiary of a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting the power or authority of the Committee. Subject to the Plan and any applicable law, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the General Partner, subject to such limitations on such delegated powers and duties as the Committee may impose, if any, and provided that the Committee may not delegate its duties where such delegation would violate state corporate law, or with respect to making Awards to, or otherwise with respect to Awards granted to, Participants who are subject to section 16(b) of the Exchange Act. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 7, shall be deemed to include the Chief Executive Officer. Any such delegation shall not limit the Chief Executive Officer’s right to receive Awards under the Plan; provided, however, the Chief Executive Officer may not grant Awards to himself, a Director, or any executive officer of the General Partner or an Affiliate, or take any action with respect to any Award previously granted to himself, an individual who is an executive officer, or a Director. Under no circumstances shall any such delegation result in the loss of an exemption under paragraph (d)(1) of Rule 16b-3 for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Partnership.
(c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the General Partner, the Partnership, any Affiliates of either the General Partner or the Partnership, or the General Partner’s or the Partnership’s legal counsel, independent auditors, consultants, or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the General Partner, the Partnership, or any of their Affiliates acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan and shall, to the fullest extent permitted by law, be indemnified and held harmless by the General Partner with respect to any such action or determination.
(d) Exemptions from Section 16(b) Liability. It is the intent of the General Partner that the grant of any Awards to, or other transaction by, a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16(b) of the Exchange Act pursuant to Rule 16b-3 or another applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or such other exemption as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.
Section 4. Units.
(a) Limits on Units Deliverable. Subject to adjustment as provided in Section 4(c) and Section 7, the number of Units that may be delivered with respect to Awards under the Plan is 500,000. Units withheld from an Award or surrendered by a Participant to satisfy the Partnership’s or an Affiliate’s tax withholding obligations (including the withholding of Units with respect to Restricted Units) or to satisfy the payment of any exercise price with respect to the Award shall not be considered to be Units delivered under the Plan for this purpose. If any Award is forfeited, cancelled, exercised,

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settled in cash, or otherwise terminates or expires without the actual delivery of Units pursuant to such Award (the grant of Restricted Units is not a delivery of Units for this purpose), the Units subject to such Award shall again be available for Awards under the Plan (including Units not delivered in connection with the exercise of an Option or Unit Appreciation Right). There shall not be any limitation on the number of Awards that may be granted and paid in cash.
(b) Sources of Units Deliverable Under Awards. Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units acquired in the open market, from any Affiliate, the Partnership, or any other Person, or any combination of the foregoing, as determined by the Committee in its discretion.
(c) Anti-Dilution Adjustments. Notwithstanding anything contained in Section 7, with respect to any “equity restructuring” event that could result in an additional compensation expense to the General Partner or the Partnership pursuant to the provisions of FASB Accounting Standards Codification, Topic 718 if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Units covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event and shall adjust the number and type of Units (or other securities or property) with respect to which Awards may be granted after such event. With respect to any other similar event that would not result in an accounting charge under FASB Accounting Standards Codification, Topic 718 if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event. In the event the Committee makes any adjustment pursuant to the foregoing provisions of this Section 4(c), the Committee shall make a corresponding and proportionate adjustment with respect to the maximum number of Units that may be delivered with respect to Awards under the Plan as provided in Section 4(a) and the kind of Units or other securities available for grant under the Plan.
(d) Additional Issuances. Except as hereinbefore expressly provided, the issuance by the General Partner or the Partnership of Units for cash, property, labor or services, upon direct sale, or upon the conversion of Units or obligations of the General Partner or the Partnership convertible into such Units, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Units subject to Awards theretofore granted pursuant to the Plan.
Section 5. Eligibility. Any Employee, Consultant, or Director shall be eligible to be designated a Participant and receive an Award under the Plan. If the Units issuable pursuant to an Award are intended to be registered with the SEC on Form S-8, then only Employees, Consultants, and Directors of the Partnership or a parent or subsidiary of the Partnership (within the meaning of General Instruction A.1(a) to Form S-8) will be eligible to receive such an Award.
Section 6. Awards.
(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 7(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant, or termination of the Participant’s service relationship with the General Partner, the Partnership, or their Affiliates, and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate the terms of payment of any Award that provides for a deferral of compensation under section 409A the Code and the 409A Regulations if such acceleration would subject a Participant to additional taxes under section 409A the Code and the 409A Regulations.
(b) Options. The Committee may grant Options that are intended to comply with section 1.409A-1(b)(5)(i)(A) of the 409A Regulations only to Employees, Consultants, or Directors performing services on the date of grant for the Partnership or a corporation or other type of entity in a chain of corporations or other entities in which each corporation

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or other entity has a “controlling interest” in another corporation or entity in the chain, starting with the Partnership and ending with the corporation or other entity for which the Employee, Consultant, or Director performs services. For purposes of this Section 6(b), “controlling interest” means (i) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock of such corporation entitled to vote or at least 50% of the total value of shares of all classes of stock of such corporation; (ii) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (iii) in the case of a sole proprietorship, ownership of the sole proprietorship; or (iv) in the case of a trust or estate, ownership of an actuarial interest (as defined in section 1.414(c)-2(b)(2)(ii) of the treasury regulations) of at least 50% of such trust or estate. The Committee may grant Options that are otherwise exempt from or compliant with section 409A of the Code to any eligible Employee, Consultant, or Director. The Committee shall have the authority to determine the number of Units to be covered by each Option, the purchase price therefor, and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
(i) Exercise Price. The exercise price per Unit purchasable under an Option that does not provide for the deferral of compensation under the 409A Regulations shall be determined by the Committee at the time the Option is granted but, except with respect to Substitute Awards and Options described in the last sentence of this Section 6(b)(i), may not be less than the Fair Market Value of a Unit as of the date of grant of the Option. For purposes of this Section 6(b)(i), the Fair Market Value of a Unit shall be determined as of the date of grant. The exercise price per Unit purchasable under an Option that does not provide for the deferral of compensation by reason of satisfying the short-term deferral rule set forth in the 409A Regulations or that is compliant with section 409A of the Code shall be determined by the Committee at the time the Option is granted.
(ii) Time and Method of Exercise. The Committee shall determine the exercise terms and any Restricted Period with respect to an Option grant, which may include, without limitation, a provision for accelerated vesting upon the achievement of specified performance goals or other events, and the method or methods by which payment of the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the General Partner, withholding Units from an Award, a “cashless-broker” exercise through procedures approved by the General Partner, or any combination of the above methods, having a Fair Market Value on the exercise date equal to the relevant exercise price.
(iii) Forfeitures. Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment or service to the General Partner and its Affiliates or membership on the Board or the board of directors of an Affiliate, whichever is applicable, for any reason during any applicable Restricted Period, all unvested Options shall be forfeited by the Participant. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Options; provided that the waiver contemplated under this Section 6(b)(iii) shall be effective only to the extent that such waiver will not cause the Participant’s Options that are designed to satisfy section 409A of the Code to fail to satisfy such Code section.
(c) Unit Appreciation Rights. The Committee may grant Unit Appreciation Rights that are intended to comply with section 1.409A-l(b)(5)(i)(B) of the 409A Regulations only to Employees, Consultants, or Directors performing services on the date of grant for the Partnership or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with the Partnership and ending with the corporation or other entity for which the Employee, Consultant, or Director performs services. For purposes of this Section 6(c), “controlling interest” means (i) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock of such corporation entitled to vote or at least 50% of the total value of shares of all classes of stock of such corporation; (ii) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (iii) in the case of a sole proprietorship, ownership of the sole proprietorship; or (iv) in the case of a trust or estate, ownership of an actuarial interest (as defined in section 1.414(c)-2(b)(2)(ii) of the treasury regulations) of at least 50% of such trust or estate. The Committee may grant Unit Appreciation Rights that are otherwise exempt from or compliant with

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section 409A of the Code to any eligible Employee, Consultant, or Director. The Committee shall have the authority to determine the Employees, Consultants, and Directors to whom Unit Appreciation Rights shall be granted, the number of Units to be covered by each grant, whether Units or cash shall be delivered upon exercise, the exercise price therefor, and the conditions and limitations applicable to the exercise of the Unit Appreciation Rights, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.
(i) Exercise Price. The exercise price per Unit Appreciation Right that does not provide for the deferral of compensation under the 409A Regulations shall be determined by the Committee at the time the Unit Appreciation Right is granted but, except with respect to Substitute Awards and Unit Appreciation Rights described in the last sentence of this Section 6(c)(i), may not be less than the Fair Market Value of a Unit as of the date of grant of the Unit Appreciation Right. For purposes of this Section 6(c)(i), the Fair Market Value of a Unit shall be determined as of the date of grant. The exercise price per Unit Appreciation Right that does not provide for the deferral of compensation by reason of satisfying the short-term deferral rule set forth in the 409A Regulations or that is compliant with section 409A of the Code shall be determined by the Committee at the time the Unit Appreciation Right is granted.
(ii) Time of Exercise. The Committee shall determine any Restricted Period and the time or times at which a Unit Appreciation Right may be exercised in whole or in part, which may include, without limitation, accelerated vesting upon the achievement of specified performance goals or other events.
(iii) Forfeitures. Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment with or service to the General Partner, the Partnership, and their Affiliates or membership on the Board or the board of directors of an Affiliate, whichever is applicable, for any reason during any applicable Restricted Period, all outstanding Unit Appreciation Rights awarded to the Participant shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Unit Appreciation Rights.
(d) Restricted Units and Phantom Units. The Committee shall have the authority to determine the Employees, Consultants, and Directors to whom Restricted Units or Phantom Units shall be granted, the number of Restricted Units or Phantom Units to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Units or Phantom Units may become vested or forfeited, and such other terms and conditions as the Committee may establish with respect to such Awards.
(i) UDRs. To the extent provided by the Committee, in its discretion, a grant of Restricted Units may provide that the distributions made by the Partnership with respect to the Restricted Units shall be subject to the same forfeiture and other restrictions as the Restricted Unit and, if restricted, such distributions shall be held, without interest, until the Restricted Unit vests or is forfeited with the UDR being paid or forfeited at the same time, as the case may be. In addition, the Committee may provide that such distributions be used to acquire additional Restricted Units for the Participant. Such additional Restricted Units may be subject to such vesting and other terms as the Committee may prescribe. Absent such a restriction on the UDRs in the Award Agreement, UDRs shall be paid to the holder of the Restricted Unit without restriction at the same time as cash distributions are paid by the Partnership to its unitholders. Notwithstanding the foregoing, UDRs shall only be paid in a manner that is either exempt from or in compliance with section 409A of the Code.
(ii) Forfeitures. Except as otherwise provided in the terms of the applicable Award Agreement, upon termination of a Participant’s employment with or services to the General Partner and its Affiliates or membership on the Board or the board of directors of an Affiliate, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding, unvested Restricted Units and Phantom Units awarded to the Participant shall be automatically forfeited on such termination. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Restricted Units and/or Phantom Units; provided that the waiver contemplated under this Section 6(d)(ii) shall be effective only to the extent that such waiver will not cause the

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Participant’s Restricted Units and/or Phantom Units that are designed to satisfy section 409A of the Code to fail to satisfy such Code section.
(iii) Lapse of Restrictions.
(A) Phantom Units. No later than the 15th calendar day following the vesting of each Phantom Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to settlement of such Phantom Unit and shall receive one Unit or an amount in cash equal to the Fair Market Value of a Unit (for purposes of this Section 6(f)(iii), as calculated on the last day of the Restricted Period), as determined by the Committee in its discretion.
(B) Restricted Units. Upon the vesting of each Restricted Unit, subject to satisfying the tax withholding obligations of Section 8(b), the Participant shall be entitled to have the restrictions removed from his or her Award so that the Participant then holds an unrestricted Unit.
(e) Unit Awards. The Committee shall have the authority to grant a Unit Award under the Plan to any Employee, Consultant, or Director in a number determined by the Committee in its discretion, as a bonus or additional compensation or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts as the Committee determines to be appropriate.
(f) Other Unit Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Units, as deemed by the Committee to be consistent with the purposes of this Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Units, purchase rights for Units, Awards with value and payment contingent upon performance of the Partnership or any other factors designated by the Committee, and Awards valued by reference to the book value of Units or the value of securities of or the performance of specified Affiliates of the General Partner or the Partnership. The Committee shall determine the terms and conditions of such Awards. Units delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(f) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Units, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to, or independent of any other Award under this Plan, may also be granted pursuant to this Section 6(f).
(g) DERs. To the extent provided by the Committee, in its discretion, an Award (other than a Restricted Unit or Unit Award) may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be reinvested into additional Awards, be credited to a bookkeeping account (with or without interest in the discretion of the Committee) subject to the same vesting restrictions as the tandem Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion. Absent a contrary provision in the Award Agreement, DERs shall be paid to the Participant without restriction at the same time as ordinary cash distributions are paid by the Partnership to its unitholders. Notwithstanding the foregoing, DERs shall only be paid in a manner that is either exempt from or in compliance with section 409A of the Code.
(h) Substitute Awards. Awards may be granted under the Plan in substitution for similar awards held by individuals who become Employees, Consultants, or Directors as a result of a merger, consolidation, or acquisition by the Partnership or an Affiliate of another entity or the assets of another entity. Such Substitute Awards that are Options or Unit Appreciation Rights may have exercise prices less than the Fair Market Value of a Unit on the date of the substitution if such substitution complies with section 409A of the Code and the 409A Regulations and other applicable laws and exchange rules.
(i) Performance Awards. The right of a Participant to receive a grant, and the right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions.

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(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 6(i). The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise, and/or settlement of such Performance Awards. The Committee shall establish any such performance conditions and goals based on one or more business criteria for the General Partner and/or the Partnership, on a consolidated basis, and/or for specified Affiliates or business or geographical units of the Partnership (and such performance conditions or goals may be applied in total or on a per Unit, per barrel, or percentage basis, if applicable), all as determined by the Committee in its discretion, which may include (but are not limited to) one or more of the following: (A) earnings per Unit, (B) revenues, (C) cash flow, (D) cash flow from operations, (E) cash flow return, (F) return on assets or on net assets, (G) return on investment, (H) return on capital, (I) return on equity, (J) economic value added, (K) operating margin, contribution margin, gross margin, or other margin capture, (L) net income, (M) pretax earnings, (N) pretax earnings before interest or before interest, depreciation and amortization, (O) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items, (P) total unitholder return, (Q) debt reduction, (R) increase in market share, (S) change in the Fair Market Value of the Units, (T) operating income (before or after tax), (U) expenses, (V) assets or capital employed, (W) working capital, (X) operating capacity utilized, (Y) production or sales volumes, (Z) cost of processing, (AA) completion or acquisition of a new plant; (BB) environmental and/or safety metrics, or (CC) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
(ii) Performance Periods. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established by the Committee not later than 90 days after the beginning of any performance period applicable to such Performance Awards.
(iii) Settlement. At the end of each performance period, the Committee shall determine the amount, if any, of the amount of the potential Performance Award otherwise payable to each Participant, and such amount shall be paid to the Participant no later than 74 days after such award is scheduled to vest. Settlement of such Performance Awards shall be in cash, Units, other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.
(j) Certain Provisions Applicable to Awards.
(i) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Partnership or any Affiliate. Awards granted in addition to, in substitution for, or in tandem with other Awards or awards granted under any other plan of the Partnership or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. Awards under the Plan may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the General Partner, the Partnership, or any Affiliate, in which the value of Units subject to the Award is equivalent in value to the cash compensation, or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Units minus the value of the

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cash compensation surrendered. Awards granted pursuant to the preceding sentence shall be designed, awarded, and settled in a manner that does not result in additional taxes under section 409A the Code and the 409A Regulations.
(ii) Limits on Transfer of Awards.
(A) Except as provided in Section 6(j)(ii)(C) below, each Option and Unit Appreciation Right shall be exercisable only by the Participant during the Participant’s lifetime, or by the Person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.
(B) Except as provided in Section 6(j)(ii)(C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the General Partner, the Partnership, or any Affiliate.
(C) To the extent specifically provided by the Committee with respect to an Option or Unit Appreciation Right, an Option or Unit Appreciation Right may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships, or similar entities or on such terms and conditions as the Committee may from time to time establish.
(iii) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.
(iv) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the General Partner, the Partnership, or any Affiliate upon the exercise of an Option or other Award or upon settlement of an Award may be made in such forms as the Committee shall determine, including without limitation cash, Units, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis; provided, however, that any such deferred payment will be set forth in the agreement evidencing such Award and/or otherwise made in a manner that will not result in additional taxes under section 409A the Code and the 409A Regulations. Except as otherwise provided herein, the settlement of any Award may be accelerated, and cash paid in lieu of Units in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change of Control). Installment or deferred payments may be required by the Committee (subject to Section 7(a) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee and in compliance with section 409A the Code and the 409A Regulations. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of DERs or other amounts in respect of installment or deferred payments denominated in Units. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(v) Issuance of Units. The Units or other securities of the Partnership delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including, but not limited to, in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise, and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or under the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws. The Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions.
(vi) Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine.
(vii) Exemptions from Section 16(b) Liability. It is the intent of the General Partner that the grant of any Awards to, or other transaction by, a Participant who is subject to section 16 of the Exchange Act shall be exempt from

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such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.
(viii) Delivery of Units or other Securities and Payment by Participant of Consideration. Notwithstanding anything in the Plan or any Award Agreement to the contrary, delivery of Units pursuant to the exercise, vesting, and/or settlement of an Award may be deferred for any period during which, in the good faith determination of the Committee, the General Partner is not reasonably able to obtain Units to deliver pursuant to such Award without violating applicable law or the applicable rules or regulations of any governmental agency or authority or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the General Partner.
(ix) Additional Agreements. Each Employee, Consultant, or Director to whom an Award is granted under this Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Person’s termination of services with the General Partner, the Partnership, or their Affiliates to a general release of claims and/or a noncompetition agreement in favor of the General Partner, the Partnership, and their Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.
(x) Termination of Employment. Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and the General Partner, the Partnership, or any Affiliate shall be specified in the Award Agreement controlling such Award.
Section 7. Amendment and Termination. Except to the extent prohibited by applicable law:
(a) Amendments to the Plan and Awards. Except as required by applicable law or the rules of the principal securities exchange, if any, on which the Units are traded, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, including increasing the number of Units available for Awards under the Plan, without the consent of any partner, Participant, other holder or beneficiary of an Award, or any other Person. Notwithstanding the foregoing, the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided that no change, other than pursuant to Section 7(b), 7(c), 7(d), 7(e), or 7(g) below, in any Award shall materially reduce the rights or benefits of a Participant with respect to an Award without the consent of such Participant.
(b) Subdivision or Consolidation of Units. The terms of an Award and the number of Units authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:
(i) If at any time, or from time to time, the Partnership shall subdivide as a whole (by reclassification, by a Unit split, by the issuance of a distribution on Units payable in Units, or otherwise) the number of Units then outstanding into a greater number of Units, or in the event the Partnership distributes an extraordinary cash dividend, then, as appropriate, (A) the maximum number of Units available for the Plan as provided in Sections 4 shall be increased proportionately, and the kind of other securities available for the Plan shall be appropriately adjusted, (B) the number of Units (or other kind of securities) that may be acquired under any then outstanding Award shall be increased proportionately, and (C) the price (including the exercise price) for each Unit (or other kind of securities) subject to then outstanding Awards shall be reduced proportionately, all without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(ii) If at any time, or from time to time, the Partnership shall consolidate as a whole (by reclassification, by reverse Unit split, or otherwise) the number of Units then outstanding into a lesser number of Units, (A) the maximum

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number of Units available for the Plan as provided in Sections 4 shall be decreased proportionately, and the kind of other securities available for the Plan shall be appropriately adjusted, (B) the number of Units (or other kind of securities) that may be acquired under any then outstanding Award shall be decreased proportionately, and (C) the price (including the exercise price) for each Unit (or other kind of securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(iii) Whenever the number of Units subject to outstanding Awards and the price for each Unit subject to outstanding Awards are required to be adjusted as provided in this Section 7(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of Units, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly provide each affected Participant with such notice.
(iv) Adjustments under Sections 7(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.
(c) Recapitalizations. If the Partnership recapitalizes, reclassifies its equity securities, or otherwise changes its capital structure (a “recapitalization”) without a Change of Control, the number and class of Units covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of Units and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of Units then covered by such Award, and the Unit limitations provided in Section 4 shall be adjusted in a manner consistent with the recapitalization.
(d) Additional Issuances. Except as expressly provided herein, the issuance by the Partnership of units of any class or securities convertible into units of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of units or obligations of the Partnership convertible into such units or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Units subject to Awards theretofore granted or the purchase price per Unit, if applicable.
(e) Change of Control. Notwithstanding any other provisions of the Plan or any Award Agreement to the contrary, upon a Change of Control the Committee, acting in its sole discretion without the consent or approval of any holder, may affect one or more of the following alternatives, which may vary among individual holders and which may vary among Awards: (i) remove any applicable forfeiture restrictions on any Award; (ii) accelerate the time of exercisability or the time at which the Restricted Period shall lapse to a specific date, before or after such Change of Control, specified by the Committee; (iii) require the mandatory surrender to the General Partner or the Partnership by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then subject to a Restricted Period or other restrictions pursuant to the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and pay to each holder an amount of cash per Unit equal to the amount calculated in Section 7(f) (the “Change of Control Price”) less the exercise price, if any, applicable to such Awards; provided, however, that to the extent the exercise price of an Option or a Unit Appreciation Right exceeds the Change of Control Price, no consideration will be paid with respect to that Award; (iv) cancel Awards that remain subject to a Restricted Period as of the date of a Change of Control without payment of any consideration to the Participant for such Awards; or (v) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control (including, but not limited to, the substitution of Awards for new awards); provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding.
(f) Change of Control Price. The “Change of Control Price” shall equal the amount determined in clause (i), (ii), (iii), (iv), or (v), whichever is applicable, as follows: (i) the per Unit price offered to Unit holders in any merger or

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consolidation, (ii) the per Unit value of the Units immediately before the Change of Control without regard to assets sold in the Change of Control and assuming the General Partner or the Partnership, as applicable, has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per Unit in a dissolution transaction, (iv) the price per Unit offered to Unit holders in any tender offer or exchange offer whereby a Change of Control takes place, or (v) if such Change of Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 7(f), the Fair Market Value per Unit of the Units that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to unitholders of the Partnership in any Change of Control transaction consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.
(g) Impact of Corporate Events on Awards Generally. In the event of changes in the outstanding Units by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 7, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion, which adjustment may, in the Committee’s discretion, be described in the Award Agreement and may include, but not be limited to, adjustments as to the number and price of Units or other consideration subject to such Awards, accelerated vesting (in full or in part) of such Awards, conversion of such Awards into awards denominated in the securities or other interests of any successor Person, or the cash settlement of such Awards in exchange for the cancellation thereof. In the event of any such change in the outstanding Units, the aggregate number of Units available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.
Section 8. General Provisions.
(a) No Rights to Award. No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.
(b) Tax Withholding. Unless other arrangements have been made that are acceptable to the General Partner or an Affiliate, the Partnership or Affiliate is authorized to deduct, withhold, or cause to be deducted or withheld, from any Award, from any payment due or transfer made under any Award, or from any compensation or other amount owing to a Participant the amount (in cash, Units, Units that would otherwise be issued pursuant to such Award, or other property) of any applicable taxes payable in respect of the grant or settlement of an Award, its exercise, the lapse of restrictions thereon, or any other payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the General Partner or Affiliate to satisfy its withholding obligations for the payment of such taxes. Notwithstanding the foregoing, with respect to any Participant who is subject to Rule 16b-3, such tax withholding automatically shall be effected by the General Partner either by (i) “netting” or withholding Units otherwise deliverable to the Participant on the vesting or payment of such Award, or (ii) requiring the Participant to pay an amount equal to the applicable taxes payable in cash. Withholding on a net-settled Award intended to be given equity classification for accounting purpose is required to be performed in manner consistent with accounting standards for equity classification pursuant to FASB Accounting Standards Codification, Topic 718.
(c) No Right to Employment or Services. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the General Partner or any Affiliate, to continue providing consulting services, or to remain on the Board, as applicable. Furthermore, the General Partner or an Affiliate may at any time dismiss a Participant from employment or his or her service relationship free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement. or other agreement.
(d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles.

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(e) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Participants who are subject to section 16(b) of the Exchange Act), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3).
(f) Other Laws. The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the same under section 16(b) of the Exchange Act, and any payment tendered to the General Partner by a Participant, other holder, or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary.
(g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the General Partner or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the General Partner or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the General Partner or such Affiliate.
(h) No Fractional Units. No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated with or without consideration.
(i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
(j) Facility of Payment. Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs may be paid to the legal representative of such individual or may be applied for the benefit of such individual in any manner that the Committee may select, and the General Partner shall be relieved of any further liability for payment of such amounts.
(k) Allocation of Costs. Nothing herein shall be deemed to override, amend, or modify any cost sharing arrangement, omnibus agreement, or other arrangement between the General Partner, the Partnership, and any Affiliate regarding the sharing of costs between those entities.
(l) Gender and Number. Words in the masculine gender shall include the feminine gender, the plural shall include the singular, and the singular shall include the plural.
(m) Compliance with Section 409A. Nothing in the Plan or any Award Agreement shall operate or be construed to cause the Plan or an Award to fail to comply with the requirements of section 409A of the Code and the Plan will be interpreted to the maximum extent permitted to be in compliance with section 409A of the Code. The applicable provisions of section 409A the Code and the 409A Regulations are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith. All 409A Awards shall be designed to comply with section 409A of the Code. Notwithstanding the foregoing, the Board, the Committee, the Partnership, and the General Partner will have any obligation to take any action to prevent the assessment of any excise tax or penalty to any

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Participant or beneficiary under Section 409A of the Code and will have no liability to any Participant or beneficiary for such tax or penalty.
(n) Specified Employee under Section 409A of the Code. Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under section 409A of the Code and the 409A Regulations) becomes entitled to a payment under an Award that is a 409A Award on account of a “separation from service” (as defined under section 409A of the Code and the 409A Regulations), to the extent required by the Code, such payment shall not occur until the date that is six months plus one day from the date of such separation from service. Any amount that is otherwise payable within the six-month period described herein will be aggregated and paid in a lump sum without interest.
(o) No Guarantee of Tax Consequences. None of the Board, the Committee, the Partnership, nor the General Partner makes any commitment or guarantee that any federal, state, or local tax treatment will (or will not) apply or be available to any Participant.
Section 9. Term of the Plan. The Plan shall be effective on the earliest possible date under the rules of the SEC and Delaware law (the “Effective Date”), which shall be 20 days after the Partnership sends an information statement on Schedule 14C to all unitholders for unitholder approval of this Plan, and shall continue until the earliest of (i) the date terminated by the Board, (ii) all Units available under the Plan have been delivered to Participants, or (iii) the 10th anniversary of the Effective Date. However, any Award granted prior to such termination, and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.